                                                                   Exhibit 10.8





================================================================================


                            TIER TECHNOLOGIES, INC.

            SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT


================================================================================

                               TABLE OF CONTENTS

1. Purchase and Sale of Shares............................................... 1
   1.1 Sale and Issuance of Shares........................................... 1
   1.2 Closing............................................................... 2
2. Representations and Warranties of the Company to the Investors............ 2
   2.1 Corporate Organization and Authority.................................. 2
   2.2 Capitalization........................................................ 3
   2.3 Authorization......................................................... 4
   2.4 Validity of Shares.................................................... 4
   2.5 Subsidiaries.......................................................... 5
   2.6 Title to Properties and Assets, Liens, etc............................ 5
   2.7 Material Contracts.................................................... 5
   2.8 Patents, Trademarks, etc.............................................. 5
   2.9 Compliance with Other Instruments..................................... 6
   2.10 Employees............................................................ 7
   2.11 Litigation, etc...................................................... 8
   2.12 Registration Rights.................................................. 8
   2.13 Governmental Consent, etc............................................ 8
   2.14 Insurance............................................................ 9
   2.15 Taxes................................................................ 9
   2.16 Transactions with Principals......................................... 9
   2.17 Financial Statements.................................................10
   2.18 Changes..............................................................10
   2.19 Disclosure...........................................................11
3. Representations and Warranties of the Investors...........................11
   3.1 Authorization.........................................................11
   3.2 Private Offering......................................................11
   3.3 Purchase Entirely for Own Account.....................................11
   3.4 Restricted Securities.................................................12
   3.5 Qualifications........................................................12
4. Legends...................................................................13


5. Conditions to Obligations of the Investors................................14
   5.1 Representations and Warranties Correct; Performance of Obligations....14
   5.2 Opinion of Company's Counsel..........................................14
   5.3 Consents and Waivers..................................................14
   5.4 Investors' Rights Agreement...........................................15
   5.5 Certificate of Determinations.........................................15
   5.6 Secretary's Certificate...............................................15
   5.7 Compliance Certificate................................................15
   5.8 Proceedings and Documents.............................................15
6. Conditions of the Company's Obligations at Closing........................16
   6.1 Representations and Warranties........................................16
   6.2 Payment of Purchase Price.............................................16
   6.3 Qualifications........................................................16
   6.4 Investor's Rights Agreement...........................................16
   6.5 Offeree Questionnaire.................................................16
7. Miscellaneous.............................................................16
   7.1 Entire Agreement; Successors and Assigns..............................16
   7.2 Governing Law.........................................................17
   7.3 Counterparts..........................................................17
   7.4 Headings..............................................................17
   7.5 Notices...............................................................17
   7.6 Amendment of Agreement or Waiver......................................18
   7.7 Expenses..............................................................18

                             EXHIBITS AND SCHEDULES

Exhibit A             Certificate of Determination
Exhibit B             Investors' Rights Agreement
Exhibit C             Offeree Questionnaire
Exhibit D             Form of Opinion of Farella Braun & Martel LLP
Schedule 1            Investors
Schedule 2            Company Disclosure Schedule

            SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
            -------------------------------------------------------


     THIS SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (the "Agreement") is made as of July 28, 1997, by and among TIER TECHNOLOGIES, INC., a California corporation (the "Company"), and the persons listed on Schedule 1 who are signatories to this Agreement (each, an "Investor").

                             RECITALS:
                             --------

     A. The Board of Directors of the Company has adopted the Certificate of Determination in the form attached hereto as Exhibit A (the "Certificate of Determination") which establishes the rights, preferences and privileges of the Company's Series A Convertible Preferred Stock, no par value (the "Shares").

     B. The Company desires to sell the Shares to the Investors, and the Investors desire to purchase Shares, on the terms and subject to the conditions set forth in this Agreement.

     THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:

     1.  Purchase and Sale of Shares.
         ---------------------------

         1.1  Sale and Issuance of Shares.  Subject to the terms and conditions
              ---------------------------
of this Agreement, each Investor agrees, severally, to purchase at the Closing and the Company agrees to sell and issue to each Investor at the Closing, that number of Shares set forth opposite each Investor's name on Schedule 1 hereto, at a price of $5.25 per share (the "Purchase Price"), for an aggregate not to exceed 420,953 Shares.

         1.2  Closing.  The purchase and sale of the Shares shall take place at
              -------
_____ p.m. on July 28, 1997, at the offices of Farella Braun & Martel LLP, 235 Montgomery Street, 30th Floor, San Francisco, California 94104, or on such other dates and at such times as the Company and the Investors mutually agree (the "Closing"). At the Closing, the Company shall deliver to each Investor a certificate representing the Shares which such Investor is purchasing against delivery to the Company by such Investor at such Closing of (a) an executed counterpart of this Agreement, (b) an executed counterpart of the Shareholders' Rights Agreement, a copy of which is attached here to as Exhibit B, and (c) the
                                                         ---------
Purchase Price of such Shares by (i) a wire transfer to the Company, as follows:

         WestAmerica Bank
         1850 Mt. Diablo Blvd., Suite 160
         Walnut Creek, CA 94596
         Attn. James P. Burke
         ABA # 121140218
         Tel: (510) 935-515
         Fax: (510) 935-8332
         For the account of:
         TIER Technologies, Inc.
         Operating Account #0704-014497
         Contact:  George K. Ross
         Tel: (510) 937-3950, ext. 167

or (ii) a  cashier's check payable to the Company.

     2.  Representations and Warranties of the Company to the Investors. Except
         --------------------------------------------------------------
as set forth on Schedule 2, the Company hereby represents and warrants to the
                ----------
Investors that:

         2.1  Corporate Organization and Authority.  The Company:
              ------------------------------------

              (a) is a corporation duly organized, validly existing, authorized to exercise all its corporate powers, rights and privileges, and in good standing in the State of California;

              (b) has the corporate power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted; and

              (c) is qualified as a foreign corporation in all jurisdictions in which such qualification is required; provided, however, that the Company need not be qualified in a jurisdiction in which its failure to qualify would not have a material adverse effect on the business, properties, prospects or financial condition of the Company.

         2.2  Capitalization.  Except as set forth in Schedule 2, immediately
              --------------                          ----------
prior to the Closing, the authorized capital of the Company shall consist of:

              (a)  Preferred Stock.  Five Million (5,000,000) shares of
                   ---------------
Preferred Stock, 420,953 of which are designated as Series A Convertible Preferred Stock. No Preferred Stock was issued and outstanding immediately prior to Closing.

              (b)  Class A Common Stock.  Two Million, Four Hundred Thousand
                   --------------------
(2,400,000) shares of Class A Common Stock, 2,380,000 of which are issued and outstanding.

              (c)  Class B Common Stock.  Twelve Million, Six Hundred Thousand
                   --------------------
(12,600,000) shares of Class B Common Stock, 3,240,000 of which are issued and outstanding.

              (d) All outstanding shares of the Company's Class A and Class B Common Stock, have been duly and validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws), and are fully-paid, nonassessable and held by the persons and in the amounts set forth on
Schedule 2.
----------

              (e)  Other Securities.  Except as set forth on Schedule 2, as
                   ----------------                          ----------
contemplated by this Agreement, there are no outstanding warrants, options, conversion privileges, preemptive rights, or other rights or agreements to purchase or otherwise acquire or issue any equity securities of the Company.

         2.3  Authorization.  All corporate action on the part of the Company,
              -------------
its officers, directors and shareholders, necessary for the authorization, execution, delivery and performance of all obligations under this Agreement and the Investors' Rights Agreement and for the issuance and delivery of the Shares and of the Common Stock issuable upon conversion of the Shares has been or will be taken prior to the Closing, and this Agreement and the Investors' Rights Agreement constitute legally binding valid obligations of the Company enforceable in accordance with their terms.

         2.4  Validity of Shares.  Subject to the truth and accuracy of the
              ------------------
representations and warranties of the Investors in Section 3 hereof, the Shares, when issued, sold and delivered in accordance with the terms and for the consideration expressed in this Agreement, shall be duly and validly issued (including, without limitation, compliance with applicable federal and state securities laws), fully-paid and nonassessable. The Class B Common Stock issuable upon conversion of the Shares, assuming such Class B Common Stock is issued to the Investors, upon issuance in accordance with the Articles and this Agreement, shall be duly and validly issued

(including, without limitation, issued in compliance with all applicable federal and state securities laws), fully paid and nonassessable.

         2.5  Subsidiaries.  The Company does not control, directly or
              ------------
indirectly, or have an interest in, any other corporation, association or business entity and is not a party to any verbal or written agreement relating to the foregoing.

         2.6  Title to Properties and Assets, Liens, etc.  The Company owns its
              ------------------------------------------
property and assets free and clear of all mortgages, liens, loans and encumbrances, other than encumbrances and liens resulting from taxes which have not yet become delinquent and liens and encumbrances which arise in the ordinary course of business and which do not materially impair the Company's ownership or use of such property or assets.

         2.7  Material Contracts.  The Company is not a party to any agreement,
              ------------------
instrument, license, lease, or contract which is not in the ordinary course of business of the Company requiring payment by or to the Company of an amount in excess of $500,000 during any 12-month period. The Company has entered into written or oral agreements with each customer that accounted for more than 1.0% of the Company's revenue during the six-month period ended June 30, 1997 (the "Contracts"). Each customer that is a party to a Contract is listed on
Schedule 2.

         2.8  Patents, Trademarks, etc.  To the Company's knowledge (but without
              ------------------------
having conducted any special investigation or patent search), the Company owns, or has the right to use (or reasonably believes that it can obtain the right to use on reasonable commercial terms), all patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights necessary to its business as now conducted or proposed to be conducted, the lack of which would have a material adverse effect on the business of the Company, as a whole. The Company has not received a notice that it is infringing upon or otherwise acting adversely to the right or claimed right of any person under or with respect to any patent, trademark, service mark, trade name, copyright, trade secret, or other proprietary right, and, to the Company's knowledge, there is no reasonable basis for any such claim. The Company is not aware of any material violation by a third party of any of the Company's patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights. The Company is not aware that any of its key employees is obligated under any contract (including licenses, covenants or commitments of any nature) or agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company's business as currently conducted as and described in the Memorandum (as defined below). Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated.

         2.9  Compliance with Other Instruments.  The Company is not in
              ---------------------------------
violation of (i) its charter documents, as amended, or (ii) any mortgage, indenture, Contract, judgment, decree or order by which the Company is bound or to which its properties are subject or, to the Company's knowledge, any statute, rule, or regulation applicable to the Company, except for any violation under clause (ii) of this sentence that would not materially adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company or for which a waiver has been obtained. Assuming the filing of the Certificate of Determination, the execution, delivery and performance of and compliance with this Agreement and the Investors' Rights Agreement and the transactions provided for herein and therein will not result in any such violation and will not be in conflict with, require a consent under or constitute a default under any of the foregoing and will not result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any of the foregoing. To the Company's knowledge, the Contracts are valid and binding and in full force and effect in all respects, and the Company has not been notified by any party thereto of any such party's intention or desire to terminate or modify any of such Contracts, or of any claim or threat that the Company has breached any of such Contracts.

         2.10  Employees. To the Company's knowledge, no key employee of the
               ---------
Company is in violation of any term of any employment contract, patent disclosure agreement or any other contract or agreement relating to the right of any such key employee to be employed by the Company because of the nature of the business conducted or to be conducted by the Company or for any other reason, except for any violation that would not materially, adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company, and, to the Company's knowledge, the continued employment by the Company of its present key employees will not result in any such violations. Other than the plans referred to in the Company's Confidential Private Placement Memorandum dated July 18, 1997 relating to the offer of the Shares (the 'Memorandum'), the Company has no deferred compensation, pension, profit-sharing or any other similar employee benefit plans or arrangements covering any of its officers or employees. To the Company's knowledge, there are no asserted controversies or labor disputes or union organization activities pending or threatened between it and its employees. To the Company's knowledge, the Company has complied with all applicable state and federal equal employment opportunity and other laws related to employment where failure to so comply would have a material adverse effect on the business of the Company.

         2.11  Litigation, etc.  There are no actions, suits, proceedings or
               ---------------
governmental investigations pending or, to the Company's knowledge, threatened against the Company which, either in any case or in the aggregate, would result in any material adverse change in the business, prospects, affairs or operations of the Company, or in any material impairment of the right or ability of the Company to carry on its business, or in any material liability on the part of the Company, and none which questions the validity of this Agreement or the Investors' Rights Agreement or any action taken or to be taken in connection herewith or therewith. The Company is not a party or subject to any writ, order, decree or judgment, and there is no action, suit or proceeding currently pending that the Company has originated.

         2.12  Registration Rights.  Except as provided in the Investors'
               -------------------
Rights Agreement, the Company is not under any obligation to register any presently outstanding securities under the Securities Act of 1933, as amended (the "Securities Act").

          2.13  Governmental Consent, etc.  To the Company's knowledge, no
                -------------------------
consent, approval or authorization of, or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the Investors' Rights Agreement, or the offer, sale or issuance of the Shares or the Class B Shares issuable upon conversion of the Shares or the consummation of any other transaction provided for herein or therein, except the filing of the Certificate of Determinations with the California Secretary of State and, if required, qualifications or filings under the Securities Act and applicable state and foreign securities laws, which qualifications or filings, if required, will be obtained or made and will be effective within the time periods required by law.

         2.14  Insurance.  The insurance coverage of the Company is described,
               ---------
in summary form, in Schedule 2.

         2.15  Taxes.  The Company has paid, or made provision for the payment
               -----
of, all taxes which are due, except for such amounts due that would not materially, adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. No examinations of the federal, state or local tax returns of the Company are currently in progress nor, to the best knowledge of the Company, threatened and no deficiencies have been asserted or assessed against the Company as a result of any audit by the Internal Revenue Service or any state or local taxing authority and no such deficiency has been proposed or threatened. No deficiency assessment or proposed adjustment of the Company's federal, state or local taxes is pending.

         2.16  Transactions with Principals.  No employee, stockholder or
               ----------------------------
director of the Company is indebted to the Company in an amount in excess of $50,000, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of its stockholders, directors or employees in an amount in excess of $50,000. No stockholder, director or employee of the Company is, directly or indirectly, interested in any contract, arrangement or other transaction with the Company. Other than as set forth in
Schedule 2, the Company has no obligation to make any payments to any employee, stockholder or director other than customary compensation, salary, bonus, perquisites, director fees and option grants.

         2.17  Financial Statements.  The Company has delivered to each
               --------------------
Purchaser by means of the Memorandum audited balance sheets of the Company at December 31, 1996 and December 31, 1995, and the related statements of income, shareholders' equity and cash flows, for the fiscal years ended December 31, 1996 and December 31, 1995, and unaudited statements of operations for the fiscal quarters ended March 31, 1996 and March 31, 1997 (collectively, the "Financial Statements") and projected statements of operations for the fiscal years ended December 31, 1997 and December 31, 1998 . The Financial Statements have been prepared in accordance with generally accepted accounting principles, except that the unaudited Financial Statements do not contain the notes and other disclosures required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company as of those dates, and for the periods, indicated therein, subject in the case of unaudited Financial Statements to normal year-end adjustments.

         2.18  Changes.  Since March 31, 1997, there has not been, except as
               -------
specifically set forth in the Memorandum, any material change in the assets, liabilities, financial condition or operations of the Company, other than changes in the ordinary course of business, none of which individually or in the aggregate has had a material adverse effect on such assets, liabilities, financial condition or operations of the Company.

         2.19  Disclosure.  The Company represents and warrants that it has
               ----------
exercised reasonable care and prudence under the circumstances in connection with the preparation of the Agreement, the schedules thereto and the Memorandum.

     3.  Representations and Warranties of the Investors.  Each Investor
         -----------------------------------------------
severally represents and warrants to the Company as follows:

         3.1  Authorization.  Such Investor has full power and authority to
              -------------
enter into this Agreement and the Investors' Rights Agreement, and each such Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

         3.2  Private Offering.  Each Investor understands and acknowledges
              ----------------
that the offering of the Shares pursuant to this Agreement will not be registered under the Securities Act on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 of Regulation D promulgated thereunder, and that the Company's reliance upon such exemption is predicated upon the truth and accuracy of each Investor's representations set forth in this Agreement and the Offeree Questionnaire, a copy of which is attached hereto as Exhibit C.
                                                     ---------

         3.3  Purchase Entirely for Own Account.  This Agreement is made with
              ---------------------------------
each Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Shares to be purchased by such Investor and the Class B Common Stock issuable upon conversion thereof will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person with respect to any of the Shares.

         3.4  Restricted Securities.   Each Investor understands that the Shares
              ---------------------
(and any Class B Common Stock issued upon conversion thereof) may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares (or the Class B Common Stock issued on conversion thereof) must be held indefinitely. In particular, each Investor is aware that the Shares (and any Class B Common Stock issuable upon conversion thereof) may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of the Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company. Such information is not now available and the Company may or may not make such information available in the future.

         3.5  Qualifications.   Each Investor represents that: (i) such
              --------------
Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of such Investor's prospective investment in the Shares; (ii) such Investor has received all the information it has requested from the Company and considers necessary or appropriate for deciding whether to purchase the Shares; (iii) such Investor has the ability to bear the economic risks of such Investor's prospective investment; (iv) such Investor is able, without materially impairing its financial condition, to hold the Shares for an indefinite period of time and to suffer complete loss on its investment; and (v) such Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act. Each Investor understands that the Shares are not (and any Class B Common Stock issued upon conversion thereof may not be) registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of the securities hereunder is exempt from registration under Rule 506 of Regulation D, promulgated under Section 4(2) of the Securities Act. The Company's reliance on such exemption is predicated upon the Investors' representations set forth herein and in the Offeree Questionnaire, a copy of which is attached hereto as Exhibit C. Each Investor realizes that the basis for
                            ---------
the exemption may not be present if, notwithstanding such representations, the Investor has in mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. No Investor has any such intention.

     4.  Legends.
         -------

     (a) All certificates for the Shares shall bear the following legend:

               "The Shares represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be sold or transferred, assigned, pledged or hypothecated unless and until registered under such Act or unless the Company has received an opinion of counsel or other evidence, satisfactory to the Company and its counsel, that such registration is not required."

     (b) The certificates evidencing the Shares shall also bear any legend required by the Commissioner of Corporations of the State of California or required pursuant to any state, local or foreign law governing such securities.

     5.   Conditions to Obligations of the Investors.  The obligation of each
          ------------------------------------------
Investor to purchase Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

          5.1  Representations and Warranties Correct; Performance of
               ------------------------------------------------------
Obligations.  The representations and warranties made by the Company in Section
-----------
2 shall be true and complete in all material respects (i) on the date hereof (except where explicitly made as of a different date, in which case such representations and warranties shall be true and complete as of such date) and
(ii) on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date (except where explicitly made as of a different date, in which case such representations and warranties shall be true and complete as of such date); the Company's business and assets shall not have been materially adversely affected prior to the Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

          5.2  Opinion of Company's Counsel.  The Investors shall have received
               ----------------------------
from Farella Braun & Martel LLP an opinion, dated as of the Closing Date, as to the matters set forth in Exhibit D hereto.
                         ---------

          5.3  Consents and Waivers.  The Company shall have obtained any and
               --------------------
all consents (including all governmental or regulatory consents, approvals or authorizations required in connection with the valid execution and delivery of this Agreement or the Investors' Rights Agreement), permits and waivers necessary or appropriate for consummation of the transactions provided for in this Agreement or the Investors' Rights Agreement.

          5.4  Investors' Rights Agreement.  The Company and each Investor and
               ---------------------------
the other parties required as signatories thereto shall have executed and delivered the Investors' Rights Agreement.

          5.5  Certificate of Determination.  The Certificate of Determination
               ----------------------------
shall have been filed with the California Secretary of State and shall have become effective.

          5.6  Secretary's Certificate.  The Company shall have delivered to
               -----------------------
the Investors a certificate, executed on behalf of the Company by its Secretary, dated the Closing Date, certifying as to the Company's (i) Articles of Incorporation; (ii) Bylaws; (iii) Board Resolutions approving the transactions contemplated by this Agreement and the Investors' Rights Agreement; and (iv) incumbency of officers.

          5.7  Compliance Certificate.  The Company shall have delivered to the
               ----------------------
Investors a certificate, executed on behalf of the Company by its Chief Executive Officer, dated the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1 through Section 5.6.

          5.8  Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated to take place at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactorily in substance and form to the Investors, and the Investors shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

     6.   Conditions of the Company's Obligations at Closing.  The obligations
          --------------------------------------------------
of the Company to each Investor under this Agreement are subject to fulfillment on or before Closing of each of the following conditions by that Investor:

          6.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          6.2  Payment of Purchase Price.  Each Investor shall have delivered
               -------------------------
the purchase price specified in Section 1.1 hereto with respect to the Shares purchased by such Investor.

          6.3  Qualifications.  All authorizations, approvals, or permits, if
               --------------
any of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

          6.4  Investors' Rights Agreement.  Each Investor shall have executed
               ---------------------------
the signature page to the Investors'Rights Agreement in the form attached hereto as Exhibit B.

          6.5  Offeree Questionnaire.  Each Investor shall have completed,
               ---------------------
executed and delivered the Offeree Questionnaire in the form attached hereto as Exhibit C.

     7.   Miscellaneous.
          -------------

          7.1  Entire Agreement; Successors and Assigns.  This Agreement
               ----------------------------------------
constitutes the entire contract between the Company and the Investors relative to the subject matter hereof

Any previous agreement between the Company and the Investors is superseded by this Agreement. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.

          7.2  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents.

          7.3  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          7.4  Headings.  The headings of the Sections of this Agreement are for
               --------
convenience and shall not by themselves determine the interpretation of this Agreement.

          7.5  Notices.  Any notice required or permitted hereunder shall be
               -------
given in writing and shall be conclusively deemed effectively given upon personal delivery, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed (i) if to the Company, as set forth below the Company's name on the signature page of this Agreement, and (ii) if to an Investor, at such Investor's address as set forth on Schedule
1.1 , or at such other address as the Company or such Investor may designate by ten (10) days' advance written notice to the Investors or the Company, respectively.

          7.6  Amendment of Agreement or Waiver.  Any term of this Agreement may
               --------------------------------
be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Class B Common Stock issued or issuable upon conversion of the Shares. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

          7.7  Expenses.  The Company and the Investors will each bear their
               --------
respective legal and other fees and expenses in connection with the transactions contemplated in this Agreement; provided, however, that in connection with the offer and sale of the Shares to the Investors (the "Offering"), the Company has agreed to pay to Adams, Harkness & Hill, Inc. (the "Placement Agent"), a placement fee of 5.0% of the Offering, with the exception of the following:

     (a) No fee will be due and payable on funds raised from the Placement Agent's Partners' Fund or from the Placement Agent's employees individually.

     (b) No fee will be due and payable on funds raised from Company employees or directors individually or from Company vendors, customers or suppliers.

In addition, the Company has agreed to reimburse the Placement Agent for (i) reasonable out-of-pocket expenses associated with the Offering, and (ii) legal fees of up to $10,000 associated with the Offering.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

The Company:                 TIER TECHNOLOGIES, INC., a California corporation

                             By: /s/ James L. Bildher
                                 ------------------------------------
                             Title: CEO & Chairman of the Board
                             Address:  1350 Treat Blvd., Suite 250
                             Walnut Creek, CA  94596


The Investors:               Bryan McCaul
                             ----------------------------------------
                             Name of Investor

                             /s/ Bryan McCaul
                             ----------------------------------------
                             Signature

                             ----------------------------------------
                             Title (if Entity)

                             8018 Meadow Lane
                             Leawood, KS  66206
                             ----------------------------------------
                             Address


                             George K. Ross
                             ----------------------------------------
                             Name of Investor

                             /s/ George K. Ross
                             ----------------------------------------
                             Signature

                             ----------------------------------------
                             Title (if Entity)

                             57 Hillcrest Avenue
                             Summit, NJ  07901
                             ----------------------------------------
                             Address

                             Richard N. Goldman & Co.
                             ----------------------------------------
                             Name of Investor

                             /s/ Steven R. Vilas
                             ----------------------------------------
                             Signature

                             Chief Financial Officer
                             ----------------------------------------
                             Title (if Entity)

                             One Bush Street
                             San Francisco, CA  94104
                             ----------------------------------------
                             Address


                             Tucks Point LP
                             ----------------------------------------
                             Name of Investor

                             /s/ John G.L. Cabot
                             ----------------------------------------
                             Signature

                             General Partner
                             ----------------------------------------
                             Title (if Entity)

                             1 Center Plaza, #270
                             Boston, MA  02108
                             ----------------------------------------
                             Address


                             Ronald E. English
                             ----------------------------------------
                             Name of Investor

                             /s/ Ronald E. English
                             ----------------------------------------
                             Signature

                             ----------------------------------------
                             Title (if Entity)

                             c/o Romac International
                             120 W. Hyde Park Place
                             Tampa, FL  33606
                             ----------------------------------------
                             Address

                             Merchants' Fund, Inc.
                             ----------------------------------------
                             Name of Investor

                             /s/ Jennifer Newbold
                             ----------------------------------------
                             Signature

                             Vice President
                             ----------------------------------------
                             Title (if Entity)

                             4805 St. Elmo Avenue
                             Bethesda, MD  20814
                             ----------------------------------------
                             Address


                             Allen I. Bildner
                             ----------------------------------------
                             Name of Investor

                             /s/ Allen I. Bildner
                             ----------------------------------------
                             Signature

                             ----------------------------------------
                             Title (if Entity)

                             10 Farbrook Drive
                             Short Hills, NJ  07078
                             ----------------------------------------
                             Address


                             Kevin M. McCafferty
                             ----------------------------------------
                             Name of Investor

                             /s/ Kevin M. McCafferty
                             ----------------------------------------
                             Signature

                             ----------------------------------------
                             Title (if Entity)

                             2 Trodden Path
                             Lexington, MA  02173
                             ----------------------------------------
                             Address

                             Bernard K. Chiu
                             ----------------------------------------
                             Name of Investor

                             /s/ Bernard K. Chiu
                             ----------------------------------------
                             Signature

                             ----------------------------------------
                             Title (if Entity)

                             170 Pond Road
                             Wellesley, MA  02181
                             ----------------------------------------
                             Address


                             Scott H. Cummings
                             ----------------------------------------
                             Name of Investor

                             /s/ Scott H. Cummings
                             ----------------------------------------
                             Signature

                             ----------------------------------------
                             Title (if Entity)

                             72 Cliff Road
                             Weston, MA  02193
                             ----------------------------------------
                             Address


                             Steven J. Sheftel
                             ----------------------------------------
                             Name of Investor

                             /s/ Steven J. Sheftel
                             ----------------------------------------
                             Signature

                             ----------------------------------------
                             Title (if Entity)

                             61 Cedar Tree Neck Road
                             P.O. Box 399
                             Marstons Mills, MA  02648
                             ----------------------------------------
                             Address

                             Sherif Nada
                             ----------------------------------------
                             Name of Investor

                             /s/ Sherif Nada
                             ----------------------------------------
                             Signature

                             ----------------------------------------
                             Title (if Entity)

                             469 Walnut Street
                             Brookline, MA  02141
                             ----------------------------------------
                             Address


                             Albemarle Partners
                             ----------------------------------------
                             Name of Investor

                             /s/ Louis Goodman
                             ----------------------------------------
                             Signature

                             General Partner
                             ----------------------------------------
                             Title (if Entity)

                             One Beacon Street, 31st Floor
                             Boston, MA  02108
                             ----------------------------------------
                             Address


                             Eunice Buckland
                             ----------------------------------------
                             Name of Investor

                             /s/ Eunice Buckland
                             ----------------------------------------
                             Signature

                             ----------------------------------------
                             Title (if Entity)

                             263 Elm Street
                             Concord, MA  01742-2251
                             ----------------------------------------
                             Address

                             Barry Sylvetsky
                             ----------------------------------------
                             Name of Investor

                             /s/ Barry Sylvetsky
                             ----------------------------------------
                             Signature

                             ----------------------------------------
                             Title (if Entity)

                             88 Stratford Road
                             Needham, MA  02192
                             ----------------------------------------
                             Address


                             Ira Stepanian
                             ----------------------------------------
                             Name of Investor

                             /s/ Ira Stepanian
                             ----------------------------------------
                             Signature

                             ----------------------------------------
                             Title (if Entity)

                             300 Boylston Street, Apt. #705
                             Boston, MA  02116
                             -------------------------------------------------
                             Address


                             Donald Baron
                             ----------------------------------------
                             Name of Investor

                             /s/ Donald Baron
                             ----------------------------------------
                             Signature

                             ----------------------------------------
                             Title (if Entity)

                             2 Michael Terrace
                             South Natick, MA  01760
                             ----------------------------------------
                             Address

                             Ralph Casazzone
                             ----------------------------------------
                             Name of Investor

                             /s/ Ralph Casazzone
                             ----------------------------------------
                             Signature

                             ----------------------------------------
                             Title (if Entity)

                             170 Round Hill Road
                             Greenwich, CT  06831
                             ----------------------------------------
                             Address


                             Larry Moore
                             ----------------------------------------
                             Name of Investor

                             /s/ Larry Moore
                             ----------------------------------------
                             Signature

                             ----------------------------------------
                             Title (if Entity)

                             22 Olde Lantern Road
                             Acton, MA  01720
                             ----------------------------------------
                             Address


                             Richard K. Bendetson
                             ----------------------------------------
                             Name of Investor

                             /s/ Richard K. Bendetson
                             ----------------------------------------
                             Signature

                             ----------------------------------------
                             Title (if Entity)

                             c/o Diversified Funding, Inc.
                             63 Atlantic Avenue
                             Boston, MA  02110
                             ----------------------------------------
                             Address

                             William G. Barton
                             ----------------------------------------
                             Name of Investor

                             /s/ William G. Barton
                             ----------------------------------------
                             Signature

                             ----------------------------------------
                             Title (if Entity)

                             5248 Boulder Court
                             Concord, CA  94521
                             ----------------------------------------
                             Address


                             John W. Adams
                             ----------------------------------------
                             Name of Investor

                             /s/ John W. Adams
                             ----------------------------------------
                             Signature

                             ----------------------------------------
                             Title (if Entity)

                             Adams, Harkness & Hill
                             60 State Street
                             Boston, MA  02109
                             ----------------------------------------
                             Address


                             Josef von Rickenbach
                             ----------------------------------------
                             Name of Investor

                             /s/ Josef von Rickenbach
                             ----------------------------------------
                             Signature

                             ----------------------------------------
                             Title (if Entity)

                             31 Fairbanks Road
                             Lexington, MA  02173
                             ----------------------------------------
                             Address

                             Francis H. Zenie
                             ----------------------------------------
                             Name of Investor

                             /s/ Francis H. Zenie
                             ----------------------------------------
                             Signature

                             ----------------------------------------
                             Title (if Entity)

                             186 Old Farm Lane
                             Attleboro, MA  02703
                             ----------------------------------------
                             Address


                             Nucon Capital Corporation
                             ----------------------------------------
                             Name of Investor

                             /s/ Donald Weener
                             ----------------------------------------
                             Signature

                             President
                             ----------------------------------------
                             Title (if Entity)

                             225 Franklin Street, 27th Floor
                             Boston, MA  02110
                             ----------------------------------------
                             Address


                             Samuel Cabot, III
                             ----------------------------------------
                             Name of Investor

                             /s/ Samuel Cabot, III
                             ----------------------------------------
                             Signature

                             ----------------------------------------
                             Title (if Entity)

                             9 Highland Avenue
                             Manchester, MA  01944
                             -------------------------------------------------
                             Address

                             Peter Goodman
                             ----------------------------------------
                             Name of Investor

                             /s/ Peter Goodman
                             ----------------------------------------
                             Signature

                             ----------------------------------------
                             Title (if Entity)

                             22 Rachel Road
                             Newton Centre, MA  02159
                             ----------------------------------------
                             Address


                             John L. Newbold
                             ----------------------------------------
                             Name of Investor

                             /s/ John Newbold
                             ----------------------------------------
                             Signature

                             ----------------------------------------
                             Title (if Entity)

                             47 Hillcrest Avenue
                             Summit, NJ  07901
                             ----------------------------------------
                             Address


                             Benjamin Marsh
                             ----------------------------------------
                             Name of Investor

                             /s/ Benjamin Marsh
                             ----------------------------------------
                             Signature

                             ----------------------------------------
                             Title (if Entity)

                             Adams, Harkness & Hill
                             60 State Street, 12th Floor
                             Boston, MA  02109
                             ----------------------------------------
                             Address

                             Frederick Mark D'Annolfo
                             ----------------------------------------
                             Name of Investor

                             /s/ F. Mark D'Annolfo
                             ----------------------------------------
                             Signature

                             ----------------------------------------
                             Title (if Entity)

                             95 Suffolk Road
                             Chestnut Hill, MA  02107
                             ----------------------------------------
                             Address


                             Allyn C. Woodward, Jr.
                             ----------------------------------------
                             Name of Investor

                             /s/ Allen Woodward
                             ----------------------------------------
                             Signature

                             ----------------------------------------
                             Title (if Entity)

                             14 Meadowbrook Road
                             Wellesley, MA  02181
                             ----------------------------------------
                             Address


                             Ronald L. Rossetti
                             ----------------------------------------
                             Name of Investor

                             /s/ Ronald Rossetti
                             ----------------------------------------
                             Signature

                             ----------------------------------------
                             Title (if Entity)

                             60 State Street, Suite 1200
                             Boston, MA  02109
                             ----------------------------------------
                             Address

                             Bradley H. Nickels
                             ----------------------------------------
                             Name of Investor

                             /s/ Bradley H. Nickels
                             ----------------------------------------
                             Signature

                             ----------------------------------------
                             Title (if Entity)

                             5442 East Muriel Drive
                             Scottsdale, AZ  85254
                             -------------------------------------------------
                             Address